EXHIBIT 99.1

Star Gas Partners, L.P. Declares Quarterly Distribution of $0.0825 Per Unit

STAMFORD, Conn., Oct. 29, 2013 (GLOBE NEWSWIRE) -- Star Gas Partners, L.P. (the "Partnership" or "Star") (NYSE:SGU), a home energy distributor and services provider specializing in heating oil, today declared its quarterly distribution of $0.0825 per common unit for the fiscal 2013 fourth quarter ended September 30, 2013.

  Record date: November 8, 2013
  Payment date: November 14, 2013

This announcement is intended to be a qualified notice to nominees under Treasury Regulation Sections 1.1446 and 1.1441, with 100 percent of the partnership's distributions to foreign unitholders attributable to income that is effectively connected with a United States trade or business. Accordingly, the partnership's distributions to foreign unitholders are subject to federal income tax withholding at the highest effective tax rate. Nominees, and not Star Gas Partners L.P., are treated as the withholding agents responsible for withholding on the distributions received by them on behalf of foreign unitholders.

About Star Gas Partners, L.P.

Star Gas Partners, L.P. is the nation's largest retail distributor of home heating oil, based upon sales volume, operating throughout the Northeast and Mid-Atlantic. Additional information is available by obtaining the Partnership's SEC filings at www.sec.gov and by visiting Star's website at www.star-gas.com, where unit holders may request a hard copy of Star's complete audited financial statements free of charge.

Forward Looking Information

This news release includes "forward-looking statements" which represent the Partnership's expectations or beliefs concerning future events that involve risks and uncertainties, including those associated with the effect of weather conditions on our financial performance; the price and supply of the products that we sell; the consumption patterns of our customers; our ability to obtain satisfactory gross profit margins; our ability to obtain new customers and retain existing customers; our ability to make strategic acquisitions; the impact of litigation; our ability to contract for our current and future supply needs; natural gas conversions; future union relations and the outcome of current and future union negotiations; the impact of current and future governmental regulations, including environmental, health and safety regulations; the ability to attract and retain employees; customer creditworthiness; counterparty creditworthiness; marketing plans; general economic conditions and new technology. All statements other than statements of historical facts included in this news release are forward-looking statements. Without limiting the foregoing, the words "believe," "anticipate," "plan," "expect," "seek," "estimate" and similar expressions are intended to identify forward-looking statements. Although the Partnership believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct and actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, those set forth under the heading "Risk Factors" and "Business Strategy" in our Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended September 30, 2012 and under the heading "Risk Factors" in our Quarterly Report on Form 10-Q (the "Form 10-Q") for the fiscal Quarter ended June 30, 2013. Important factors that could cause actual results to differ materially from the Partnership's expectations ("Cautionary Statements") are disclosed in this news release and in the Form 10-Q and Form 10-K. All subsequent written and oral forward-looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. Unless otherwise required by law, the Partnership undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this news release.

CONTACT: Star Gas Partners
         Investor Relations
         203/328-7310

         Chris Witty
         Darrow Associates
         646/438-9385 or cwitty@darrowir.com